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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                  ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        January 8, 2001
                                                 -------------------------------


                         Sunrise Telecom Incorporated
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            (Exact name of registrant as specified in its charter)


         Delaware                          0-30757               77-0291197
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(State or other jurisdiction            (Commission File       (IRS Employer
of incorporation)                           Number)          Identification No.)





22 Great Oaks Boulevard, San Jose, California                        95119
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code        (408) 363-8000
                                                   -----------------------------



                                 Inapplicable
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         (Former name or former address if changed since last report)
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Item 2.        Acquisition or Disposition of Assets.

               On January 8, 2001, Sunrise Telecom Incorporated ("Sunrise") completed its acquisition of all of the outstanding securities of Avantron Technologies Inc., a corporation governed by the laws of Canada ("Avantron"), for Cdn$17.6 million (approximately US$11.7 million) in cash and notes payable, subject to post-closing purchase price adjustments. Avantron specializes in the design and manufacture of CATV Test Equipment and Performance Monitoring systems. The acquisition was made pursuant to a share purchase agreement among each of the shareholders of Avantron and Sunrise Telecom Avantron Division Corp., a Nova Scotia unlimited liability company and wholly-owned subsidiary of Sunrise. A copy of the acquisition agreement is attached hereto as Exhibit 2.1. At the closing, Sunrise made cash payments in the aggregate amount of Cdn$15.6 million (approximately US$10.4 million) to the Avantron shareholders. The source of the cash payment was cash generated through operations and from the proceeds of Sunrise's initial public offering. The cash consideration in the acquisition was arrived at through arms' length negotiations.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

               (a)  Financial Statements of Businesses Acquired.

               Not filed herewith. Pursuant to Item 7(a)(4) of Form 8-K, Sunrise undertakes to file such information by amendment to this report as soon as it is available and in any event no later than 60 days after the date of the filing of this report.

               (b)  Pro Forma Financial Information.

               Not filed herewith. Pursuant to Item 7(a)(4) of Form 8-K, Sunrise undertakes to file such information by amendment to this report as soon as it is available and in any event no later than 60 days after the date of the filing of this report.

               (c)  Exhibits.

Exhibit No.    Description
-----------    -----------

2.1            Share Purchase Agreement dated January 8, 2001.*

* The schedules and exhibits to this agreement, as set forth in the Table of Contents, have not been filed herewith, pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         SUNRISE TELECOM INCORPORATED
                                 (Registrant)


Date: February 1, 2001                      By:     /s/ Peter L. Eidelman
                                               _________________________________
                                                        Peter L. Eidelman
                                                     Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit No.                       Description
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2.1             Share Purchase Agreement dated January 8, 2001.*

* The schedules and exhibits to this agreement, as set forth in the Table of Contents, have not been filed herewith, pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.